EXHIBIT 10.3

                                FOURTH AMENDMENT TO
                       AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Fourth Amendment"), dated as of October 8, 1999, to be effective as of October 1, 1999, is entered into among PILLOWTEX CORPORATION, a Texas corporation (the "Borrower"), the institutions listed on the signature pages hereof that are parties to the Credit Agreement defined below (collectively, the "Lenders"), and BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A., successor by merger to NationsBank of Texas, N.A.), as Administrative Agent (in said capacity, the "Administrative Agent").

                                     BACKGROUND

     A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of December 19, 1997, amended by a First Amendment to Amended and Restated Credit Agreement, dated as of June 19, 1998, a Second Amendment to Amended and Restated Credit Agreement, dated as of July 28, 1998, and a Third Amendment to Amended and Restated Credit Agreement dated as of March 12, 1999 (the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

     B. The Borrower, the Lenders and the Administrative Agent desire to make certain amendments to the Credit Agreement.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Agent covenant and agree as follows:

     1.     AMENDMENTS TO CREDIT AGREEMENT.

     (a.)     SECTION 1.1 of the Credit Agreement is hereby amended by deleting the definition of Applicable Base Rate Margin in its entirety and substituting the following in lieu thereof:

          "'APPLICABLE BASE RATE MARGIN' means the following per annum percentages, applicable in the following situations:


                            Applicability                            Percentage
                            -------------                            ----------
     (a)  The Leverage Ratio is greater than or equal to 6.00 to 1     1.500%
     (b)  The Leverage Ratio is less than 6.00 to 1 but greater        1.250%
          than or equal to 5.50 to 1
     (c)  The Leverage Ratio is less than 5.50 to 1 but greater        1.000%
          than or equal to 5.00 to 1
     (d)  The Leverage Ratio is less than 5.00 to 1 but greater        0.750%
          than or equal to 4.50 to 1
     (e)  The Leverage Ratio is less than 4.50 to 1 but greater        0.500%
          than or equal to 4.00 to 1

     (f)  The Leverage Ratio is less than 4.00 to 1 but greater        0.250%
          than or equal to 3.50 to 1
     (g)  The Leverage Ratio is less than 3.50 to 1                    0.000%

     The Applicable Base Rate Margin payable by the Borrower on the Base Rate Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, according to the performance of the Borrower as tested by using the Leverage Ratio calculated (i) if not in respect of an Acquisition, as of the end of each fiscal quarter or (ii) if in respect of an Acquisition, upon receipt of a Compliance Certificate as required under SECTION 7.6(iii) hereof; PROVIDED, that each adjustment in the Base Rate Basis as a result of a change in the Applicable Base Rate Margin shall be effective
     (A) if not in respect of an Acquisition, on the date which is two Business Days following receipt by the Administrative Agent of the financial statements required to be delivered pursuant to SECTION 6.1 or
     6.2 hereof, as applicable, and the corresponding Compliance Certificate required pursuant to SECTION 6.3 hereof, and (B) if in respect of an Acquisition, on the closing date of such Acquisition. If such financial statements and Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable Base Rate Margin shall be increased to the Applicable Base Rate Margin next higher than the Applicable Base Rate Margin currently in effect until such time as such financial statements and Compliance Certificate are received. Notwithstanding anything herein to the contrary, the Applicable Base Rate Margin from and including October 1, 1999 until the date which is two Business Days following receipt by the Administrative Agent of the financial statements and Compliance Certificate for the 1999 Fiscal Year shall be calculated as if the Leverage Ratio is greater than or equal to
     6.00 to 1."

     (b.)     SECTION 1.1 of the Credit Agreement is hereby amended by deleting the definition of Applicable LIBOR Rate Margin in its entirety and substituting the following in lieu thereof:

          "'APPLICABLE LIBOR RATE MARGIN' means the following per annum percentages, applicable in the following situations:


                         Applicability                               Percentage
                         -------------                               ----------

     (a)  The Leverage Ratio is greater than or equal to 6.00 to 1     3.000%
     (b)  The Leverage Ratio is less than 6.00 to 1 but                2.750%
          greater than or equal to 5.50 to 1
     (c)  The Leverage Ratio is less than 5.50 to 1 but                2.500%
          greater than or equal to 5.00 to 1
     (d)  The Leverage Ratio is less than 5.00 to 1 but                2.250%
          greater than or equal to 4.50 to 1
     (e)  The Leverage Ratio is less than 4.50 to 1 but                2.000%
          greater than or equal to 4.00 to 1
     (f)  The Leverage Ratio is less than 4.00 to 1 but                1.750%
          greater than or equal to 3.50 to 1
     (g)  The Leverage Ratio is less than 3.50 to 1 but                1.500%
          greater than or equal to 3.00 to 1

     (h)  The Leverage Ratio is less than 3.00 to 1                    1.250%

     The Applicable LIBOR Rate Margin payable by the Borrower on the LIBOR Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, according to the performance of the Borrower as tested by using the Leverage Ratio calculated (i) if not in respect of an Acquisition, as of the end of each fiscal quarter or (ii) if in respect of an Acquisition, upon receipt of a Compliance Certificate as required under SECTION 7.6(iii) hereof; PROVIDED, that each adjustment in the LIBOR Basis as a result of a change in the Applicable LIBOR Rate Margin shall be effective (A) if not in respect of an Acquisition, on the date which is two Business Days following receipt by the Administrative Agent of the financial statements required to be delivered pursuant to SECTION 6.1 or 6.2 hereof, as applicable, and the corresponding Compliance Certificate required pursuant to SECTION 6.3 hereof, and (B) if in respect of an Acquisition, on the closing date of such Acquisition. If such financial statements and Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable LIBOR Rate Margin shall be increased to the Applicable LIBOR Rate Margin next higher than the Applicable LIBOR Rate Margin currently in effect until such time as such financial statements and Compliance Certificate are received. Notwithstanding anything herein to the contrary, the Applicable LIBOR Rate Margin from and including October 1, 1999 until the date which is two Business Days following receipt by the Administrative Agent of the financial statements and Compliance Certificate for the 1999 Fiscal Year shall be calculated as if the Leverage Ratio is greater than or equal to 6.00 to 1."

     (c) The definition of "Fieldcrest Cannon Subordinated Debenture Reserve" is hereby amended to read as follows:

          "'FIELDCREST CANNON SUBORDINATED DEBENTURE RESERVE' means (a) for the period from and including October 8, 1999 through and including
     February 28, 2000, zero, and (b) for the period from and including February 29, 2000 and thereafter, an amount equal to 50% of the aggregate amount of cash consideration that may be requested, at any time of determination, by the holders of Fieldcrest Cannon Subordinated Debentures in respect of a conversion thereof."

     (d) SECTION 7.11 of the Credit Agreement is hereby amended to read as follows:

          "Section 7.11 MAXIMUM LEVERAGE RATIO. At the end of each Fiscal Quarter occurring below or occurring during the periods indicated below, the Borrower shall not permit the Leverage Ratio to be greater than the ratio set forth below opposite such Fiscal Quarter or the period in which such Fiscal Quarter occurs:

                       Fiscal Quarter or Period                  Ratio
                       ------------------------                  -----
               Third Fiscal Quarter of Fiscal Year 1999        6.10 to 1
               Fourth Fiscal Quarter of Fiscal Year 1999       6.35 to 1
               First Fiscal Quarter of Fiscal Year 2000        6.00 to 1
               Second Fiscal Quarter of Fiscal Year 2000       5.75 to 1
               Third Fiscal Quarter of Fiscal Year 2000        5.25 to 1
               Fourth Fiscal Quarter of Fiscal Year 2000       4.75 to 1

               From and including the First Fiscal Quarter    4.25 to 1"
               of Fiscal Year 2001 and thereafter


     (e) SECTION 7.12 of the Credit Agreement is hereby amended to read as follows:

     "Section 7.12     MINIMUM FIXED CHARGE COVERAGE RATIO.  At the end of each
Fiscal Quarter occurring below or occurring during the periods indicated below, the Borrower shall not permit the Fixed Charge Coverage Ratio to be less than the ratio set forth below opposite such Fiscal Quarter or the period in which such Fiscal Quarter occurs:


                    Fiscal Quarter or Period               Ratio
                    ------------------------               -----
               Third Fiscal Quarter of Fiscal Year       1.10 to 1
               1999
               From and including the Fourth Quarter     1.00 to 1
               of Fiscal Year 1999 through and
               including the Second Fiscal Quarter of
               Fiscal Year 2000
               From and including the Third Fiscal      1.10 to 1"
               Quarter of Fiscal Year 2000 and
               thereafter


     (f) SECTION 11.6(d) of the Credit Agreement is hereby amended by amending clause (ii) thereof set forth in the first PROVISO of said Section as follows:

     "(ii) no such assignment (including any simultaneous assignment pursuant to the Term Credit Agreement), other than to an Affiliate of a Lender or to an existing Lender hereunder, shall be in an amount less than $5,000,000, unless the portion of the Commitment (and Advances under and as defined in the Term Credit Agreement) of a Lender is less than $5,000,000, in which case such assignment may be in the aggregate amount of such Lender's Specified Percentage of the Commitment and the aggregate amount of Advances (as defined in the Term Credit Agreement) owed to such Lender under the Term Credit Agreement (provided, however, notwithstanding anything herein to the contrary, in no event shall the portion of the Commitment retained by any Lender under this Agreement and/or the portion of the Advances (as defined in this Agreement and the Term Credit Agreement) retained by such Lender be less than $1,000,000),"

     (g) The Compliance Certificate is hereby amended to be in the form of EXHIBIT D attached to this Fourth Amendment.

     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

     (c) the Borrower has full power and authority to execute and deliver this Fourth Amendment, and this Fourth Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

     (d) neither the execution, delivery and performance of this Fourth Amendment nor the consummation of any transactions contemplated herein will conflict with any Law, the articles of incorporation, bylaws or other governance document of the Borrower or any of its Subsidiaries, or any indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries or any of their respective property is subject; and

     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower or any Guarantor), is required for the execution, delivery or performance by the Borrower of this Fourth Amendment or the acknowledgment of this Fourth Amendment by any Guarantor.

     3. CONDITIONS OF EFFECTIVENESS. This Fourth Amendment shall be effective as of October 1, 1999, subject to the following:

     (a) the Administrative Agent shall receive counterparts of this Fourth Amendment executed and/or consented to by the Required Lenders (as defined in the Intercreditor Agreement);

     (b) the representations and warranties set forth in Section 2 of this Fourth Amendment shall be true and correct;

     (c) the Administrative Agent shall receive counterparts of this Fourth Amendment executed by the Borrower and acknowledged by each Guarantor; and

     (d) the Administrative Agent shall receive, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

     4.     GUARANTOR ACKNOWLEDGMENT.  By signing below, each of the Guarantors
(i) acknowledges, consents and agrees to the execution and delivery of this Fourth Amendment, (ii) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Fourth Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Subsidiary Guaranty, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty as a result of this Fourth Amendment.

     5. AMENDMENT FEE. So long as this Fourth Amendment becomes effective, the Borrower covenants and agrees to pay an amendment fee to the Lenders which execute and deliver this Fourth Amendment to the Administrative Agent (or its counsel) not later than 5:00 p.m., Dallas time, October 8, 1999 in an amount equal to the product of (a) 0.15% multiplied by (b) an amount equal to such Lender's portion of the Revolving Credit Commitment. Such amendment fee shall be paid in immediately available funds and shall be due and payable to each Lender eligible for payment pursuant to the preceding sentence no later than two Business Days after the conditions set forth in Section 3 of this Fourth Amendment have been satisfied. The Borrower agrees that the failure to pay the amendment fee provided in this Section 5 shall be an Event of Default under
SECTION 8.1(b)(ii) of the Credit Agreement.

     6.     REFERENCE TO THE CREDIT AGREEMENT.

     (a) Upon the effectiveness of this Fourth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Areement, as amended by this Fourth Amendment.

     (b) The Credit Agreement, as amended by this Fourth Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     7. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Fourth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this Fourth Amendment).

     8. EXECUTION IN COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     9. GOVERNING LAW: BINDING EFFECT. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

     10. HEADINGS. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

     11. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

-------------------------------------------------------------------------------
                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
-------------------------------------------------------------------------------


     IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as the date first above written.

                         PILLOWTEX CORPORATION

                         By:     Jaime Vasquez
                         Title:     VP/Treasurer
                         BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A., successor by merger to NationsBank of Texas, N.A.), as Administrative Agent and as a Lender, Swing Line Bank and Issuing Bank

                         By:     Deirdre B. Doyle
                                   Principal
                         THE BANK OF NOVA SCOTIA
                         ATLANTA AGENCY
                         By:     (signature illegible)
                         Name:

                         Title:

                         THE FIRST NATIONAL BANK OF CHICAGO
                         By:     (signature illegible)
                         Name:
                         Title:     Vice President

                         COMERICA BANK
                         By:     Mark B. Grover
                         Name:
                         Title:     Vice President

                         CREDIT LYONNAIS, NEW YORK BRANCH

                         By:     Robert Ivosevich
                         Name:
                         Title:     Senior Vice President

                         WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION
                         By:     Carol Polasky
                         Name:
                         Title:     Vice President

                         THE BANK OF TOKYO-MITSUBISHI, LTD.
                         By:     J. Mearns
                         Name:
                         Title:     VP & Manager

                         BANK ONE, TEXAS, N.A.
                         By:     (signature illegible)
                         Name:
                         Title:     Vice President

                         BANKBOSTON, N.A.
                         By:     Stephen Y. McGehee
                         Name:
                         Title:     Managing Director

                         BHF (USA) CAPITAL CORPORATION
                         By:     Michael Pelleritto
                         Name:
                         Title:     Assistant Vice President
                         By:     Perry Forman

                         Name:     Vice President
                         Title:

                         FIRST UNION NATIONAL BANK
                         By:     Roger Pelz
                         Name:
                         Title:     Senior Vice President

                         GENERAL ELECTRIC CAPITAL CORPORATION
                         By:     William S. Richardson
                         Name:
                         Title:     Duly Authorized Signatory

                         CO0PERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH
                         By:     Theodore W. Cox
                         Name:
                         Title:     Vice President

                         By:     Edward Peyser
                         Name:
                         Title:     Vice President

                         SOCIETE GENERALE, SOUTHWEST AGENCY
                         By:     Robert Petersen
                         Name:
                         Title:     Vice President

                         By:
                         Name:
                         Title:

                         THE BANK OF NEW YORK
                         By:     (not signed)
                         Name:
                         Title:

                         COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                         EUROPEENNE
                         By:     Anthony Rock
                         Name:

                         Title:     Vice President

                         By:     Marcus Edward
                         Name:
                         Title:     Vice President

                         BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.
                         By:     John G. Taylor
                         Name:
                         Title:     Vice President

                         By:     Stephen W. Hipp
                         Name:
                         Title:     Senior Associate

                         FLEET BANK, N.A.
                         By:     Alfred Bonfantini
                         Name:
                         Title:     Senior Vice President

                         THE FUJI BANK, LTD. - HOUSTON AGENCY
                         By:     (not signed)
                         Name:
                         Title:

                         NATIONAL BANK OF CANADA
                         By:     Bill Handley
                         Name:
                         Title:     Vice President

                         By:     Larry Sears
                         Name:
                         Title:     Vice President & Manager

                         NATIONAL CITY BANK OF KENTUCKY
                         By:     Tom Gurbach
                         Name:
                         Title:     Vice President

                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                         By:     B. Ross Smead

                         Name:
                         Title:     Vice President

                         BANK POLSKA KASA OPIEKI, S.A. - PEKAO S.A. GROUP, NEW YORK BRANCH
                         By:     Hussein B. El-Tawil
                         Name:
                         Title:     Vice President

                         GUARANTY FEDERAL BANK, F.S.B.
                         By:     Robert S. Hays
                         Name:
                         Title:     Vice President

CONSENTED TO BY:
KZH WATERSIDE LLC

By:     Virginia Conway
Name:
Title:    Authorized Agent

SENIOR DEBT PORTFOLIO
By:     Payson F. Swaffied
Name:
Title:    Vice President

AERIES FINANCE LTD.
By:     Gregory Stoeckle
Name:
Title:    Authorized Signatory

CRESCENT/MACH I PARTNERS, L.P.
By:     (not signed)
Name:
Title:

EATON VANCE INSTITUTIONAL SENIOR LON FUND
By:     Payson Swaffield
Name:
Title:    Vice President

CYPRESSTREE INVESTMENT PARTNERS I, LTD.,
By:     CypressTree Investment Management Company,

          Inc., as Portfolio Manager
By:     (not signed)
Name:
Title:

VAN KAMPEN CLO I, LIMITED
By:     VAN KAMPEN MANAGEMENT, INC.,
        as Collateral Manager

By:     Darvin D. Pierce
Name:
Title:    Vice President

BALANCED HIGH-YIELD FUND I LTD.
By:     BHF (USA) CAPITAL CORPORATION,
        acting as attorney-in-fact
By:     Michael Pellerito
Name:
Title:    Assistant Vice President

By:     Perry Forman
Name:
Title:    Vice President

INDOSUEZ CAPITAL FUNDING IV, L.P.
By:     INDOSUEZ CAPITAL LUXEMBOURG,
        as Collateral Manager
By:     (not signed)
Name:
Title:

VAN KAMPEN SENIOR INCOME TRUST
By:     Darvin D. Pierce
Name:
Title:    Vice President

INDOSUEZ CAPITAL FUNDING IIA, LIMITED
By:     Indosuez Capital Luxembourg, as
        Collateral Manager
By:     (not signed)
Name:
Title:

CYPRESSTREE INSTITUTIONAL FUND, LLC
By:     CypressTree Investment Management
        Company, Inc., its Managing Member
By:     Timothy M. Barns
Name:
Title:    Managing Director

CYPRESSTREE INVESTMENT FUND, LLC
By:     CypressTree Investment Management
        Company, Inc., its Managing Member
By:     Timothy M. Barns
Name:
Title:    Managing Director

KZH CYPRESSTREE-1 LLC
By:     (signature illegible)
Name:
Title:    Authorized Agent

OXFORD STRATEGIC INCOME FUND
By:     Eaton Vance Management, as
        Investment Advisor
By:     Payson F. Swaffield
Name:
Title:    Vice President

VAN KAMPEN CLO II, LIMITED
By:     Van Kampen Management, Inc.,
        as Collateral Manager
By:     Darwin D. Pierce
Name:
Title:    Vice President

CAPTIVA FINANCE, LTD.
By:     (not signed)
Name:
Title:

CAPTIVA II FINANCE, LTD.
By:     (not signed)
Name:
Title:

MOUNTAIN CLO TRUST
By:     (not signed)
Name:
Title:

CIBC, INC.
By:     (not signed)
Name:
Title:

BALANCED HIGH-YIELD FUND II LTD.
By:     BHF (USA) CAPITAL CORPORATION,
        acting as attorney-in-fact
By:     Michael Pellerito
Name:
Title:    Assistant Vice President

By:     Perry Forman
Name:
Title:    Vice President

KZH CRESCENT-3 LLC
By:     (signature illegible)
Name:
Title:    Authorized Agent

FREMONT FINANCIAL CORPORATION
By:     Randolph M. Ross
Name:
Title:    Vice President - Senior Portfolio Manager

THE DAI-ICHI KANGYO BANK
LIMITED, NEW YORK BRANCH
By:     Christopher Fahey
Name:
Title:    Vice President

TCW LEVERAGED INCOME TRUST, L.P.
By:     TCW ADVISERS (BERMUDA), LTD.,
By:     (not signed)
Name:
Title:
By:     TCW INVESTMENT MANAGEMENT

        COMPANY, as Investment Manager
By:     (not signed)
Name:
Title:

ACKNOWLEDGED AND AGREED:
PILLOWTEX, INC.
PTEX HOLDING COMPANY
PILLOWTEX MANAGEMENT SERVICES COMPANY
BEACON MANUFACTURING COMPANY
MANETTA HOME FASHIONS, INC.
TENNESSEE WOOLEN MILLS
FIELDCREST CANNON, INC.
CRESTFIELD COTTON COMPANY
ENCEE, INC.
FCC CANADA, INC.
FIELDCREST CANNON FINANCING, INC.
FIELDCREST CANNON LICENSING, INC.
FIELDCREST CANNON INTERNATIONAL, INC.
FIELDCREST CANNON SURE FIT, INC.
FIELDCREST CANNON TRANSPORTATION, INC.
ST. MARYS, INC.
AMOSKEAG COMPANY
AMOSKEAG MANAGEMENT CORPORATION
DOWNEAST SECURITIES CORPORATION
BANGOR INVESTMENT COMPANY
MOORE'S FALLS CORPORATION
THE LESHNER CORPORATION
LESHNER OF CALIFORNIA, INC.
OPELIKA INDUSTRIES, INC.
By:     Jaime Vasquez
Title:     VP/Treasurer